UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2009

LTX-CREDENCE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Massachusetts	000-10761	04-2594045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1355 California Circle, Milpitas, California	95035
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 461-1000

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant

(a) On December 18, 2009, the Audit Committee of the Board of Directors of LTX-Credence Corporation (the “Company”) took action to dismiss Ernst & Young LLP (“Ernst & Young”) as its independent registered public accounting firm.

The reports of Ernst & Young on the Company’s consolidated financial statements as of and for the fiscal years ended July 31, 2008 and 2009 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended July 31, 2008 and 2009 and the interim period commencing on August 1, 2009 and ending on December 18, 2009 (the “Relevant Period”), (i) there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused them to make reference thereto in their reports on the Company’s financial statements for such years and period and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has furnished a copy of the above disclosure to Ernst & Young and, in response to the Company’s request, Ernst & Young has furnished the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter dated December 22, 2009 is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On December 18, 2009, the Company’s Audit Committee selected BDO Seidman, LLP (“BDO Seidman”) to serve as the Company’s independent registered public accounting firm to (i) review the Company’s consolidated financial statements beginning with the fiscal quarter ending January 31, 2010 and (ii) audit the Company’s consolidated financial statements beginning with the fiscal year ending July 31, 2010.

During the Relevant Period, neither the Company nor anyone on behalf of the Company consulted with BDO Seidman on any matter regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided that BDO Seidman concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) either a disagreement or a reportable event, as defined in Item 304(a)(1)(iv) and (v) of Regulation S-K, respectively.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LTX-CREDENCE CORPORATION

Date: December 22, 2009	By:	/S/ MARK J. GALLENBERGER
Mark J. Gallenberger Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Ernst & Young LLP dated December 22, 2009, addressed to the Securities and Exchange Commission